EARNINGS RELEASE FY & Q4 FY 2025 RESULTS July 29, 2025

STRATEGY & FOCUS AREAS INTEGRATED GROWTH STRATEGY AREAS OF FOCUS ENVIRONMENTAL SUSTAINABILITY DIGITAL ACUMEN EMPLOYEE VALUE EQUATION SUPPLY CHAIN SUPERIORITY TO WIN WITH CONSUMERS PRODUCTIVITY TO FUEL INVESTMENTS ORGANIZATION EMPOWERED • AGILE ACCOUNTABLE PORTFOLIO PERFORMANCE DRIVES BRAND CHOICE CONSTRUCTIVE DISRUPTION ACROSS OUR BUSINESS

BUSINESS RESULTS FY 2025

FY 2025 HIGHLIGHTS Execution of our integrated strategy enabled the Company to grow organic sales and core EPS and to return cash to shareowners in-line with our target range in a challenging Fiscal 2025 despite volatile macro-economic, geopolitical and consumer dynamics. Organic sales grew 2%, driven by volume and pricing. 9 of 10 product categories grew organic sales for the fiscal year. Global aggregate value share modestly down, with 30 of our top 50 category/country combinations holding or growing share for the year. Core earnings per share were $6.83, up 4% versus the prior year. On a currency neutral basis, core EPS increased 4%.

FY 2025 RESULTS FY ’25 Organic Sales Growth +2% Organic Volume Growth +1% Core EPS Growth +4% Currency Neutral Core EPS Growth +4% Adjusted Free Cash Flow Productivity 87%

ORGANIC SALES GROWTH ANNUAL PROGRESSION • Organic volume contributed 1 point to organic sales growth. • Pricing contributed 1 point to organic sales growth. • Mix was neutral. 5% 6% 6% 7% 7% 4% 2% FY '19 FY '20 FY '21 FY '22 FY '23 FY '24 FY '25

CORE EPS GROWTH ANNUAL PROGRESSION • Core gross margin • Core operating margin • Total productivity savings -40 basis points +50 basis points +320 basis points 7% 13% 11% 3% 2% 12% 4% FY '19 FY '20 FY '21 FY '22 FY '23 FY '24 FY '25

CURRENCY NEUTRAL CORE EPS GROWTH ANNUAL PROGRESSION • Core Gross margin ex-FX • Core Operating margin ex-FX -20 basis points +50 basis points 15% 17% 11% 5% 11% 16% 4% FY '19 FY '20 FY '21 FY '22 FY '23 FY '24 FY '25

GLOBAL MARKET SHARES TOP 50 Category/ Country Combinations # Grew/Held Value Share 17 23 26 33 30 32 38 31 28 30 Share data through May 2025

RETURNING VALUE TO SHAREHOLDERS SHARE REPURCHASE ADJUSTED FREE CASH FLOW PRODUCTIVITY CASH RETURNED TO OWNERS via Dividends & Share Repurchase DIVIDENDS PAYMENTS $6.5 Bn FY 2025 87% FY 2025 $151 Bn P10Y $9.9 Bn FY 2025

BUSINESS RESULTS Q4 FY 2025

Q4 FY 2025 RESULTS Q4 FY ’25 Organic Sales Growth +2% Organic Volume Growth +0% Core EPS Growth +6% Currency Neutral Core EPS Growth +5% Adjusted Free Cash Flow Productivity 110%

ORGANIC SALES GROWTH Q4 FY 2025 RESULTS • Organic volume was flat. • Pricing contributed 1 point to organic sales growth. • Mix contributed 1 point to organic sales growth. 7% 4% 3% 2% 2% 3% 1% 2% Q1 FY '24 Q2 FY '24 Q3 FY '24 Q4 FY '24 Q1 FY '25 Q2 FY '25 Q3 FY '25 Q4 FY '25

CORE EPS GROWTH Q4 FY 2025 RESULTS • Core gross margin • Core operating margin • Total productivity savings -70 basis points +150 basis points +560 basis points 17% 16% 11% 2% 5% 2% 1% 6% Q1 FY '24 Q2 FY '24 Q3 FY '24 Q4 FY '24 Q1 FY '25 Q2 FY '25 Q3 FY '25 Q4 FY '25

CURRENCY NEUTRAL CORE EPS GROWTH Q4 FY 2025 RESULTS • Core Gross margin ex-FX • Core Operating margin ex-FX -50 basis points +170 basis points 21% 18% 18% 6% 4% 3% 3% 5% Q1 FY '24 Q2 FY '24 Q3 FY '24 Q4 FY '24 Q1 FY '25 Q2 FY '25 Q3 FY '25 Q4 FY '25

SEGMENT RESULTS Q4 FY 2025

1% 1% 4% 8% Organic Sales Organic Volume Net Earnings Constant Currency Net Earnings Q4 FY 2025 RESULTS BEAUTY SEGMENT • Topline: +1% volume, +1% pricing, -1% mix • Share: Global Skin Care value share decreased 0.8 points, Global Personal Care value share increased 0.3 points and Global Hair Care value share decreased 1.0 points versus year ago. • Net Earnings: Productivity savings partially offset by negative category and geographic mix.

1% -1% 19% 22% Organic Sales Organic Volume Net Earnings Constant Currency Net Earnings Q4 FY 2025 RESULTS GROOMING SEGMENT • Topline: +4% pricing, -1% volume, -2% mix • Share: Global Grooming value share decreased 0.6 points versus year ago. • Net Earnings: Productivity savings and pricing partially offset by negative geographic mix.

2% -2% 14% 16% Organic Sales Organic Volume Net Earnings Constant Currency Net Earnings Q4 FY 2025 RESULTS HEALTH CARE SEGMENT • Topline: +3% mix, +1% pricing, -2% volume • Share: Global Oral Care value share was flat and Global Personal Health Care value share increased 0.2 points versus year ago. • Net Earnings: Productivity savings partially offset by negative geographic mix.

1% 0% 11% 11%Organic Sales Organic Volume Net Earnings Constant Currency Net Earnings Q4 FY 2025 RESULTS FABRIC & HOME CARE SEGMENT • Topline: +1% pricing, flat volume and mix • Share: Global Fabric Care value share was flat and Global Home Care value share increased 0.3 points versus year ago. • Net Earnings: Productivity savings partially offset by negative product mix and increased commodity costs.

1% 0% 12% 12% Organic Sales Organic Volume Net Earnings Constant Currency Net Earnings Q4 FY 2025 RESULTS BABY, FEMININE & FAMILY CARE SEGMENT • Topline: +1% pricing, flat volume and mix • Share: Global Baby Care value share increased 0.3 points, Global Feminine Care value share increased 0.2 points and Global Family Care share decreased 0.4 points • Net Earnings: Productivity savings partially offset by increased commodity costs.

FY 2026 GUIDANCE

FY 2026 GUIDANCE SALES • Organic Sales Growth: +0% to +4% • Net Sales Growth: +1% to +5% – Includes a 1% positive impact from foreign exchange and acquisitions and divestitures FY ‘26 Organic Sales Growth +0% to +4% Net Sales Growth +1% to +5%

FY 2026 GUIDANCE EARNINGS PER SHARE • Core EPS Growth: +0% to +4% • Outlooking $0.2bn after-tax headwind from commodities • Outlooking $0.8bn after-tax headwind from tariffs • Outlooking $0.3bn after-tax tailwind from foreign exchange • 2-point foreign exchange tailwind results in currency neutral core EPS growth of -2% to +2% • Higher tax rate and modest headwind from net interest combine to a $0.10 headwind to EPS • All-in EPS Growth: 3% to 9% • Core effective tax rate approximately 20% to 21% FY ‘26 FY ’25 Base Period EPS Core EPS Growth +0% to +4% $6.83 All-in EPS Growth +3% to +9% $6.51

FY 2026 GUIDANCE CASH GENERATION AND USAGE Adjusted Free Cash Flow Productivity 85% to 90% Capital Spending, % Sales 4% to 5% Dividends ~$10bn Direct Share Repurchase ~$5bn

METRIC FY 2026 GUIDANCE Organic Sales Growth +0% to +4% Net Sales Growth +1% to +5% Core EPS Growth +0% to +4% All-In EPS Growth +3% to +9% Currency Neutral Core EPS Growth -2% to +2% Core Effective Tax Rate 20% to 21% Adjusted Free Cash Flow Productivity 85% to 90% Capital Spending, % of Sales 4% to 5% Dividends ~$10bn Direct Share Repurchase ~$5bn FY 2026 GUIDANCE SUMMARY

FY 2026 GUIDANCE POTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE • Significant deceleration of market growth rates • Significant currency weakness • Significant commodity cost increases • Additional geo-political disruptions • Major supply chain disruption or store closures • Significant tariff changes

FORWARD LOOKING STATEMENTS Certain statements in this release other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, changes in global interest rates and rate differentials, currency exchange, pricing controls or tariffs; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to successfully manage uncertainties related to changing political and geopolitical conditions and potential implications such as exchange rate fluctuations, market contraction, boycotts, variability and unpredictability in trade relations, sanctions, tariffs or other trade controls; (4) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (5) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war or terrorism or disease outbreaks; (6) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices, social or environmental practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns; (13) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (14) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (16) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws, regulations, policies and related interpretations involving product liability, product and packaging composition, manufacturing processes, intellectual property, labor and employment, antitrust, privacy, cybersecurity, data protection and data transfers, artificial intelligence, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (17) the ability to manage changes in applicable tax laws and regulations; and (18) the ability to continue delivering progress towards our environmental sustainability ambitions. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

1 The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures The following provides definitions of the non-GAAP measures used in Procter & Gamble's July 29, 2025 earnings call, associated slides and other materials and the reconciliation to the most closely related GAAP measure. We believe that these non-GAAP measures provide useful perspective on underlying business trends (i.e., trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors, as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted. The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results. Note that certain columns and rows may not add due to rounding. The following measures are provided: 1. Organic sales growth — page 2 2. Core EPS and Currency-neutral Core EPS — page 3 3. Core gross margin and Currency-neutral Core gross margin — page 5 4. Core operating margin and Currency-neutral Core operating margin — page 5 5. Adjusted free cash flow and Adjusted free cash flow productivity — page 5 The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items: • Incremental restructuring: The Company has historically had an ongoing level of restructuring activities of approximately $250 - $500 million before tax. In the fiscal year ended June 30, 2024, the Company started a limited market portfolio restructuring of its business operations, primarily in certain Enterprise Markets, including Argentina and Nigeria, to address challenging macroeconomic and fiscal conditions. During the period ended September 30, 2024, the Company completed this limited market portfolio restructuring with the substantial liquidation of its operations in Argentina. Starting in 2012 through fiscal 2020, the Company had a strategic productivity and cost savings initiative that resulted in incremental restructuring charges. The adjustment to Core earnings includes the restructuring charges that exceed the normal, recurring level of restructuring charges. • Intangible asset impairment: In the fiscal year ended June 30, 2024, the Company recognized a non-cash, after-tax impairment charge of $1.0 billion ($1.3 billion before tax) to adjust the carrying value of the Gillette intangible asset acquired as part of the Company's 2005 acquisition of The Gillette Company. In fiscal 2019, the Company recognized a one-time, non-cash, after-tax charge of $8.0 billion ($8.3 billion before tax) to adjust the carrying values of the Shave Care reporting unit. This was comprised of a before and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion ($1.6 billion before tax) to reduce the carrying value of the Gillette indefinite-lived intangible assets. • Early debt extinguishment charge: In fiscal 2021 and 2018, the company recorded after tax charges due to early extinguishment of certain long-term debt. These charges represent the difference between the reacquisition price and the par value of the debt extinguished. • Gain on dissolution of the PGT Healthcare partnership: The Company dissolved our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, in fiscal 2019. The transaction was accounted for as a sale of the Teva portion of the PGT business and the Company recognized an after-tax gain on the dissolution. • Anti-dilutive impacts: The Shave Care impairment charges in fiscal 2019 caused certain equity instruments that are normally dilutive (and hence normally assumed converted or exercised for the purposes of determining diluted net earnings per share) to be anti-dilutive. Accordingly, for U.S. GAAP diluted earnings per share, these instruments were not assumed to be concerted or exercised. Specifically, certain of our preferred shares and share-based equity awards were not included in the diluted weighted average common shares outstanding. As a result of the non-GAAP Shave Care impairment adjustment, these instruments are dilutive for non-GAAP earnings per share. • Transitional impacts of the 2017 U.S. Tax Act: The U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “U.S. Tax Act”) in December 2017. This resulted in a net charge for the fiscal year 2018. The adjustment to Core earnings includes only this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on pre-tax earnings.

2 We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at- risk compensation. Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. This measure is also used in assessing the achievement of management goals for at-risk compensation. Core EPS and currency-neutral Core EPS: Core net earnings per share, or Core EPS, is a measure of diluted net earnings per common share (diluted EPS) adjusted for items as indicated. Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. We view these non-GAAP measures as useful supplemental measures of Company performance over time. Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange. We believe these non-GAAP measures provide a supplemental perspective to the Company’s operating efficiency over time. Core operating margin and currency-neutral Core operating margin: Core operating margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating margin is a measure of the Company’s Core operating margin excluding the incremental current year impact of foreign exchange. We believe these non-GAAP measures provide a supplemental perspective to the Company’s operating efficiency over time. Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and excluding payments for the transitional tax resulting from the 2017 U.S. Tax Act. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investments. Adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the non-cash charge for accumulated foreign currency translation losses due to the substantial liquidation of operations in Argentina. We view adjusted free cash flow productivity as a useful measure to help investors understand P&G’s ability to generate cash. This measure is used by management in making operating decisions, allocating financial resources and for budget planning purposes. This measure is also used in assessing the achievement of management goals for at-risk compensation. 1. Organic sales growth: Three Months Ended June 30, 2025 Net Sales Growth Foreign Exchange Impact Acquisition & Divestiture Impact/Other* Organic Sales Growth Beauty —% 1% —% 1% Grooming 2% —% (1)% 1% Health Care 2% —% —% 2% Fabric Care & Home Care 2% (1)% —% 1% Baby, Feminine & Family Care 2% (1)% —% 1% Total Company 2% —% —% 2% * Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales Growth

Fiscal Year Ended June 30, 2025	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Total Company	—%	1%	1%	**2%**

* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Prior Quarters

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
Q3 FY 2025	(2)%	2%	1%	1%
Q2 FY 2025	2%	—%	1%	3%
Q1 FY 2025	(1)%	1%	2%	2%
Q4 FY 2024	—%	2%	—%	2%
Q3 FY 2024	1%	2%	—%	3%
Q2 FY 2024	3%	1%	—%	4%
Q1 FY 2024	6%	1%	—%	7%

* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Prior Fiscal Years

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
FY 2024	2%	2%	—%	4%
FY 2023	2%	5%	—%	7%
FY 2022	5%	2%	—%	7%
FY 2021	7%	(1)%	—%	6%
FY 2020	5%	2%	(1)%	6%
FY 2019	1%	4%	—%	5%

* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods and rounding impacts necessary to reconcile net sales to organic sales.

Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2026 (Estimate)	+1% to +5%	-1%	—% to +4%

* Combined Foreign Exchange & Acquisition/Divestiture Impact/Other includes foreign exchange impacts, the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and Currency-neutral Core EPS:

	Three Months Ended June 30	
	2025	2024
Diluted EPS	**$1.48**	**$1.27**
Incremental restructuring	—	0.13
Core EPS	**$1.48**	**$1.40**
Percentage change vs. prior period Core EPS	*6%*	
Currency impact to earnings	(0.01)	
Currency-Neutral Core EPS	**$1.47**	
Percentage change vs. prior period Core EPS	*5%*	

3

Core EPS and Currency-Neutral Core EPS

Current and Prior Fiscal Years

	2025	2024	2023	2022	2021	2020	2019	2018
Diluted Net Earnings Per Common Share from Continuing Operations, attributable to P&G	**$6.51**	**$6.02**	**$5.90**	**$5.81**	**$5.50**	**$4.96**	**$1.43**	**$3.67**
Incremental Restructuring	0.33	0.15				0.16	0.13	0.23
Intangible Impairment		0.42					3.03	
Early Debt Extinguishment Charges					0.16			0.09
Gain on PGT Dissolution							(0.13)	
Anti-dilutive Impacts							0.06	
Transitional Impact of the 2017 U.S. Tax Act								0.23
Core EPS	**$6.83**	**$6.59**	**$5.90**	**$5.81**	**$5.66**	**$5.12**	**$4.52**	**$4.22**
Core EPS growth vs prior year	*4%*	*12%*	*2%*	*3%*	*11%*	*13%*	*7%*	
Currency Impact to Earnings	0.02	0.23	0.55	0.11	0.04	0.15	0.35	
Currency-Neutral Core EPS	**$6.85**	**$6.82**	**$6.45**	**$5.92**	**$5.70**	**$5.27**	**$4.87**	
Percentage change vs. prior period Core EPS	*4%*	*16%*	*11%*	*5%*	*11%*	*17%*	*15%*	

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Prior Periods

	Q1 FY24	Q1 FY23	Q2 FY24	Q2 FY23	Q3 FY24	Q3 FY23	Q4 FY24	Q4 FY23	Q1 FY25	Q1 FY24	Q2 FY25	Q2 FY24	Q3 FY25	Q3 FY24
Diluted EPS	**$1.83**	**$1.57**	**$1.40**	**$1.59**	**$1.52**	**$1.37**	**$1.27**	**$1.37**	**$1.61**	**$1.83**	**$1.88**	**$1.40**	**$1.54**	**$1.52**
Incremental restructuring	—	—	0.02	—	—	—	0.13	—	0.32	—	—	0.02	—	—
Intangible asset impairment	—	—	0.42	—	—	—	—	—	—	—	—	0.42	—	—
Core EPS	**$1.83**	**$1.57**	**$1.84**	**$1.59**	**$1.52**	**$1.37**	**$1.40**	**$1.37**	**$1.93**	**$1.83**	**$1.88**	**$1.84**	**$1.54**	**$1.52**
Percentage change vs.	*17%*		*16%*		*11%*		*2%*		*5%*		*2%*		*1%*	
Currency Impact to Earnings	0.07		0.03		0.09		0.05		(0.02)		0.02		0.03	
Currency-Neutral Core EPS	**$1.90**		**$1.87**		**$1.61**		**$1.45**		**$1.91**		**$1.90**		**$1.57**	
Percentage change vs. prior period Core EPS	*21%*		*18%*		*18%*		*6%*		*4%*		*3%*		*3%*	

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Guidance

Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items	Core EPS Growth	Impact of FX	Currency-neutral Core EPS Growth
FY 2026 (Estimate)	+3% to +9%	-3% to -5%	—% to +4%	-2%	-2% to +2%

4

5 3. Core gross margin and Currency-neutral Core gross margin: Three Months Ended June 30 2025 2024 Gross Margin 49.1% 49.6% Incremental restructuring — 0.2% Core Gross Margin 49.1% 49.8% Basis point change vs. prior year Core gross margin (70) Currency Impact to Margin 0.2% Currency-Neutral Core Gross Margin 49.3% Basis point change vs prior year Core gross margin (50) Fiscal Year Ended June 30 2025 2024 Gross Margin 51.2% 51.4% Incremental restructuring — 0.1% Core Gross Margin 51.1% 51.5% Basis point change vs. prior year Core gross margin (40) Currency Impact to Margin 0.2% Currency-Neutral Core Gross Margin 51.3% Basis point change vs prior year Core gross margin (20) 4. Core operating margin and Currency-neutral Core operating margin: Three Months Ended June 30 2025 2024 Operating Margin 20.8% 18.9% Incremental restructuring — 0.4% Core Operating Margin 20.8% 19.3% Basis point change vs. prior year Core operating margin 150 Currency Impact to Margin 0.2% Currency-Neutral Core Operating Margin 21.0% Basis point change vs. prior year Core operating margin 170 Fiscal Year Ended June 30 2025 2024 Operating Margin 24.3% 22.1% Incremental restructuring — 0.1% Intangible impairment — 1.6% Core Operating Margin 24.3% 23.8% Basis point change vs. prior year Core operating margin 50 Currency Impact to Margin — Currency-Neutral Core Operating Margin 24.3% Basis point change vs. prior year Core operating margin 50 5. Adjusted free cash flow and Adjusted free cash flow productivity (dollar amounts in millions): Three Months Ended June 30, 2025 Operating Cash Flow Capital Spending Adjusted Free Cash Flow Net Earnings Adjusted Free Cash Flow Productivity $4,985 $(996) $3,989 $3,626 110%

6 Adjusted Free Cash Flow and Adjusted Free Cash Flow Productivity Fiscal Year Ended June 30, 2025 Operating Cash Flow Capital Spending 2017 U.S. Tax Act Payments Adjusted Free Cash Flow Net Earnings Adjustments to Net Earnings(1) Net Earnings as Adjusted Adjusted Free Cash Flow Productivity $17,817 $(3,773) $562 $14,606 $16,065 $752 $16,817 87% (1) Adjustments to Net Earnings relate to a non-cash charge for accumulated foreign currency translation losses due to the substantial liquidation of operations in Argentina.